SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 16, 2009

Date of report (Date of earliest event reported)
SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)
(952) 829-2700

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
          On April 16, 2009, SurModics, Inc. (the “Company”) entered into amendments to the change of control agreements, each effective as of April 19, 2006, between the Company and Bruce J Barclay, its President and Chief Executive Officer, and Philip D. Ankeny, its Senior Vice President and Chief Financial Officer, respectively (each, a “Change of Control Agreement”). Under the amendments to the Change of Control Agreements:
•	The termination dates of both Mr. Barclay’s and Mr. Ankeny’s Change of Control Agreements are changed to April 19, 2012.

•	The one time lump sum payment to Mr. Barclay in the event of a Change of Control Termination (as defined in the Change of Control Agreement) is reduced from three times the average annual cash compensation paid during Mr. Barclay’s three prior taxable years to 2 1/2 times Mr. Barclay’s annual cash compensation paid by the Company during his three prior taxable years.

•	Section 3(b)(3) of Mr. Barclay’s and Mr. Ankeny’s Change of Control Agreement are each amended and restated to provide that following a Change of Control, it shall not be deemed “Good Reason” for Mr. Barclay or Mr. Ankeny to terminate his employment unless he is based at a location at least 50 miles from his prior job location. Previously the Change of Control Agreement had required only a relocation of at least 25 miles from the prior job location.

•	Section 4(b) of Mr. Barclay’s and Mr. Ankeny’s Change of Control Agreement are each amended and restated to remove disability benefits from the benefits provided following a Change of Control Termination.
     The amendment to Mr. Barclay’s Change of Control Agreement is attached hereto as Exhibit 99.1, and the amendment to Mr. Ankeny’s Change of Control Agreement is attached hereto as Exhibit 99.2, and both are incorporated by reference herein in their entirety.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Second Amendment to Change of Control Agreement by and between SurModics, Inc. and Bruce J Barclay effective April 19, 2009.

99.2	Second Amendment to Change of Control Agreement by and between SurModics, Inc. and Philip D. Ankeny effective April 19, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
Date: April 22, 2009	/s/ Bryan K. Phillips
Bryan K. Phillips
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Second Amendment to Change of Control Agreement by and between SurModics, Inc. and Bruce J Barclay.

Exhibit 99.2	Second Amendment to Change of Control Agreement by and between SurModics, Inc. and Philip D. Ankeny.